ICN Pharmaceuticals, Inc.

                            Long-Term Incentive Plan





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                                TABLE OF CONTENTS


I.    PURPOSE

II.   DEFINITIONS

III.  OPERATION OF THE PLAN

      III.    1   General Plan Description

      III.    2   Eligibility

      III.    3   Performance Periods and Partial Performance Periods

      III.    4   Calculation of Excess Market Value

      III.    5   Determination of Restricted Stock Awards

      III.    6   Vesting of Restricted Stock Awards

      III.    7   Dividends on Restricted Stock Awards

IV.   OTHER PLAN PROVISIONS

      IV.1    Change in Position

      IV.2    Termination of Employment

      IV.3    Effect of Change in Control

      IV.4    Employee Rights

      IV.5    Transfer of Award

      IV.6    Plan Administration

      IV.7    Plan Duration and Modification

      IV.8    Adjustments

      IV.9    Effect of Certain Transactions

      IV.10   Withholding Tax

      IV.11   Validity

      IV.12   Applicable Law

Exhibit 1:  Allocation of Restricted Stock Awards

Exhibit 2:  Graphical Example of Performance Periods

Exhibit 3:  ICN Total Shareholder Return Example Calculation

Exhibit 4:  Restricted Stock Award Example Calculation


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                            ICN PHARMACEUTICALS, INC.
                            LONG-TERM INCENTIVE PLAN

                                       -9-


I.    PURPOSE

The purpose of the ICN Pharmaceuticals, Inc. Long-Term Incentive Plan is to:

               Focus   Participants   on  creating   sustained   superior  total
               shareholder return relative to other pharmaceutical companies,

               Encourage stock ownership among the top executive group,

               Encourage team orientation among the top executive group, and

               Offer the top executive group a competitive long-term incentive opportunity, commensurate with performance.

II.   DEFINITIONS

"Award" refers to any incentive amount earned under the Plan.

"Board of Directors" refers to the Board of Directors of ICN Pharmaceuticals, Inc.

"Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets of the Company, Parent or any Subsidiary.

"Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares, or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-of, split-up, issuance of warrants or rights of debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

"Change in Control" shall mean the occurrence during the term of the Plan of:

          (i) The "acquisition" by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any securities of the Company which generally entitles the holder thereof the vote for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such person, would result in such Person "Beneficially Owning" forty percent (40%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such
               Person: (a) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (b) acquires the Voting Securities directly from the Company; (c) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (d) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity") or (e) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

          (ii) The individuals who, as of November 10, 1994, are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors of the Company; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of a least two-thirds of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (iii)Shareholder  approval  of  :  (a)  A  merger,   consolidation  or
               reorganization involving the Company (a "Business Combination"), unless

               (1)  the  stockholders  of the  Company,  immediately  before the
                    Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the" Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

               (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

               (3) no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of forty percent (40%) or more of the then outstanding Voting Securities) has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a transaction described in this subparagraph (a) shall be referred to as a "Non-Control Transaction");

                    (b)  A complete  liquidation  or dissolution of the Company;
                         or

                    (c) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is Beneficially Owned by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (B) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; and (y) if a Participant's employment is terminated and the Participant reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (B) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to the Participant shall mean the date immediately prior to the date of such termination of employment.

"Company" refers to ICN Pharmaceuticals, Inc.

"Company's Total Shareholder Return" refers to the compounded annual growth rate of the Company's stock price over the given Performance Period (or Partial Performance Period) assuming that all dividends paid during such Performance Period (or Partial Performance Period) were reinvested in the Company's stock. Ratable adjustments will be made to reflect any stock splits or stock dividends. A detailed description of how to calculate the Company's Total Shareholder Return is contained in Exhibit 1 herewith.

"Compensation Committee" refers to the Compensation Committee of the Board of Directors of ICN Pharmaceuticals, Inc.

"Disability"   means  a  physical  or  mental   infirmity   which   impairs  the
Participant's ability to perform substantially his or her duties for a period of one hundred eighty (180) days during any three hundred sixty (360) day period.

"Excess Market Value" refers to an increase in ICN Market Capitalization as defined in Section III.4 herein.

"Market Capitalization" refers to the common shares outstanding of the Company's stock on the start date of each Performance Period (or Partial Performance Period) multiplied by the closing price of the stock on the New York Stock Exchange per share on the start date of each Performance Period (or Partial Performance Period).

"Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

"Participant" refers to those employees of the Company eligible to participate in the Plan subject to Section III.2 herein.

"Plan" refers to the ICN Pharmaceuticals, Inc. Long-Term Incentive Plan, as described herein.

"Pro Rata Award" refers to the percentage of days in the final year of the Performance Period (or Partial Performance Period) during which the Participant was employed by the Company multiplied by the Award that the Participant would have received had the Participant been employed through such Performance Period (or Partial Performance Period).

"Pro Rata Award Percentage" refers to the time-weighted average of all Award Percentages for each eligible position held by the Participant during any Plan year.

"Restricted Stock Agreement" means the written agreement by which an Award of restricted stock is evidenced.

"S&P 500's Total Shareholder Return" refers to the compounded annual growth rate of the Standard and Poor's 500 Composite Index's stock price over the given Performance Period (or Partial Performance Period) assuming that all dividends paid during such Performance Period (or Partial Performance Period) were reinvested in the stock.

"Shares" means the common stock, par value $.01 per share, of the Company.

"Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(g) of the Code) with respect to the Company.

"Vest" refers to the time when ownership of the restricted stock awarded pursuant to the Plan becomes non-forfeitable by the Participant.

III.  OPERATION OF THE PLAN

III.1  General Plan Description

The Plan was adopted by the Board of Directors on April 25, 1996 and was approved by the Company's shareholders on May 29, 1996. The Plan provides the opportunity to earn restricted stock Awards based on the Company's Excess Market Value.

III.2  Eligibility

Senior executives of the Company holding the positions of Chief Executive Officer, Executive Vice President, Senior Vice President, and Regional Manager are eligible to participate in the Plan. At the beginning of each Performance Period, Participants will be assigned a percentage of Excess Market Value ("Award Percentage") as contained in Exhibit 2 herewith.

III.3  Performance Periods and Partial Performance Periods

Awards are determined based on the Company's performance over the previous three years (the "Performance Period"). Each Performance Period will begin on January 28 and will end on January 27, three years later.

Notwithstanding the above, Awards earned for the periods beginning on January 28, 1996 and ending on January 27, 1997 and January 27, 1998 (the "Partial Performance Periods") will be based on the Excess Market Value calculated for such periods. A diagram outlining the Performance Periods (and Partial Performance Periods) is shown in Exhibit 2.

III.4  Calculation of Excess Market Value

Excess Market Value for each Performance Period (or Partial Performance Period) is defined as the Company's Market Capitalization multiplied by the Company's Total Shareholder Return in excess of the S&P 500's Total Shareholder Return. The Excess Market Value, expressed as a formula, is:

--------------------------------------------------------------------------------
Company's|     |Company's     |     |Company's        |     | S&P 500's        |
Excess   | (=) |Market        | (X) |Total Shareholder| (-) | Total Shareholder|
Value    |     |Capitalization|     |Return           |     | Return           |
--------------------------------------------------------------------------------

In the event that the S&P 500's Total Shareholder Return is greater than the Company's Total Shareholder Return for any Performance Period (or Partial Performance Period), no Excess Market Value is created and therefore no Award is earned for such period.

III.5  Determination of Restricted Stock Awards

At the beginning of each Performance Period (or Partial Performance Period), Participants will be assigned an Award Percentage. The sum of all Award Percentages for each Performance Period (or Partial Performance Period) will not be greater than 6% of Excess Market Value. Each Participant's Award value will equal his Award Percentage multiplied by the Company's Excess Market Value.

The total number of shares of restricted stock awarded to the Participant will equal the Award value divided by the closing Company stock price on the New York Stock Exchange on the end date of the Performance Period (or Partial Performance Period). An example of the calculation of a Participant's restricted stock Award is illustrated in Exhibit 4. Upon determination of the total number of shares of restricted stock to be awarded to the Participant, the terms of the restricted stock Award shall be set forth in a Restricted Stock Agreement.

III.6  Vesting of Restricted Stock Awards

Restricted stock awarded pursuant to the Plan will Vest 25% per year starting one year from date of grant.

III.7  Dividends on Restricted Stock Awards

Any dividends paid on unvested restricted stock Awards will be held in escrow until such Awards Vest.

IV.      OTHER PLAN PROVISIONS

IV.1  Change in Position

In the event of a hire or promotion to an eligible position, the Participant will be assigned an Award Percentage and will receive a Pro Rata Award for any Performance Period (or Partial Performance Period) which is in its final year as of the date of such hire or promotion. For all other Performance Periods (or Partial Performance Periods), the Participant will receive an Award equal to his full Award Percentage multiplied by the Excess Market Value for such Performance Periods (or Partial Performance Periods).

In the event of a promotion/demotion within eligible positions, the Participant will receive an Award for any Performance Period (or Partial Performance Period) which is in its final year as of the date of a promotion/demotion within eligible positions equal to the Pro Rata Award Percentage multiplied by the Excess Market Value for such Performance Period (or Partial Performance Period). For all other Performance Periods (or Partial Performance Periods), the Participant will receive an Award equal to the full Award Percentage commensurate with the new position multiplied by the Excess Market Value for such Performance Periods (or Partial Performance Periods).

In the event of a demotion to an ineligible position, the Participant will receive a Pro Rata Award for any Performance Period (or Partial Performance Period) which is in its final year as of the date of such demotion. The Participant will not receive any Award for any other Performance Period (or Partial Performance Period).

IV.2  Termination of Employment

If employment of the Participant in the Plan is terminated as a result of death, Disability, normal retirement or the Participant is terminated by the Company without Cause, (i) the unvested portion of any restricted stock awarded to the Participant under the Plan will Vest immediately, and (ii) the Participant will be entitled to a Pro Rata Award for any Performance Period (or Partial
Performance Period) which is in its final year as of the Participant's termination date. Such Award will be paid and will fully Vest within two (2) months of the final day of the Performance Period (January 27). The Participant forfeits the opportunity to earn any Awards for any other Performance Period (or Partial Performance Period).

If the Participant's employment with the Company is terminated prior to the end of any unfinished Performance Periods (or Partial Performance Period) for any reason other than death, Disability, normal retirement or termination of the Participant by the Company without Cause, the Participant will forfeit the opportunity to earn an Award under the Plan for such periods and will forfeit the unvested portion of any previous restricted stock Awards granted pursuant to the Plan.

IV.3  Effect of Change in Control

In the event of a Change in Control, all Performance Periods (or Partial Performance Periods), will be deemed to be fulfilled as of the Change in Control date. The restricted stock Awards will be based on the Excess Market Value for such Performance Period (or Partial Performance Period) and, subject to Section IV.9, granted to Participants. All restricted stock Awards issued pursuant to the Plan shall become fully vested as of the Change in Control date, including those granted in connection with a Change in Control.

In the event that any Award made to Participants will subject Participants to the Excise Tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the Participant will be entitled to receive an additional payment (a "Gross Up Payment"). The Gross Up Payment is an amount such that after payment by the Participant of all taxes (including the Excise Tax) imposed on the Gross Up Payment, the Participant retains an amount of the Gross Up Payment equal to the Excise Tax imposed on the Award.

IV.4  Employee Rights

No employee has a claim or right to be a Participant in the Plan, to continue as a Participant, or to be granted an Award under the Plan. Participation in the Plan does not give the Participant the right to be retained in the employment of the Company, nor does it imply or confer any other employment rights.

Nothing contained in the Plan will be construed to create a contract of employment with any Participant. The Company reserves the right to elect any person to its offices and to remove employees in any manner and upon any basis permitted by law.

IV.5  Transfer of Award

Unvested restricted stock issued pursuant to the Plan is non-assignable and non-transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

IV.6  Plan Administration

The Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Plan, the Compensation Committee has full authority to implement and carry out the Plan, including but not limited to the following: to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee must also approve that the performance criteria have been met before any restricted stock Award is paid out.

IV.7  Plan Duration and Modification

The Plan shall remain in effect until all restricted stock granted pursuant to the Plan has fully Vested. The Compensation Committee may, five years from the approval of the Plan, amend, alter, suspend or discontinue the Plan as it may deem proper, except that no such action shall impair the rights of any grantee under the Plan without the consent of the grantee.

No restricted stock Awards will be granted under the Plan after ten years from the approval of the Plan. Restricted stock Awards granted pursuant to the Plan will continue to Vest based on continued employment.

IV.8  Adjustments

In the event of a Change in Capitalization, the Compensation Committee shall, in its sole discretion, make equitable adjustment of the number and class of common shares of the Company's stock or other stock or securities covered by a Restricted Stock Agreement.

IV.9  Effect of Certain Transactions

With respect to any restricted stock Award, in the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation of the Company or
(iii) a Change in Control (a "Transaction"), the Plan and the restricted stock Awards issued hereunder shall continue in effect in accordance with their respective terms, and each Participant shall be entitled to receive in respect of each common share of the Company's stock subject to any outstanding restricted stock Awards, upon vesting, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a common share of the Company's stock was entitled to receive in the Transaction in respect of a common share of the Company's stock.

IV.10  Withholding Tax

The Participant will pay to the Company a cash amount equal to any tax withholding obligation of the Company arising by reason of: (1) the Award of the restricted shares; or (2) the Vesting of the restricted shares.

IV.11  Validity

In the event any provision of the Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan.

IV.12  Applicable Law

The Plan will be governed by and construed in accordance with the laws of the State of California.